Exhibit 99.1

AMNEAL REPORTS FIRST QUARTER 2021 FINANCIAL RESULTS
‒ Q1 2021 Net Revenue of $493 million; GAAP Net Income of $7 million; Diluted Income per Share of $0.04 ‒
‒ Adjusted EBITDA (1) of $126 million; Adjusted Diluted EPS (1) of $0.20 ‒
‒ Maintaining 2021 Full Year Financial Outlook ‒
BRIDGEWATER, NJ, May 7, 2021 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (the “Company”) announced its results today for the first quarter ended March 31, 2021.

“Amneal delivered solid first quarter results, continuing our positive momentum as we consistently execute against our Amneal 2.0 strategic vision of long-term sustainable growth,” said Chirag and Chintu Patel, Co-Chief Executive Officers. “Our strong profitability reflects the validity of our strategy, our diversified and relevant product portfolio and strength of our research and development pipeline. We are excited about the opportunities in the year ahead and we appreciate the hard work of our employees who make Amneal’s mission of bringing innovative and affordable medicines to patients possible year in and year out.”

Net revenue in the first quarter of 2021 was $493 million, a decrease of 1% compared to $499 million in the first quarter of 2020. This decrease was primarily attributable to decreased influenza activity during the first quarter of 2021 and higher customer purchases at the onset of the COVID-19 pandemic in the prior year quarter. Partially offsetting the decline were strong new Generics product launches and continued growth in our Specialty and AvKARE business segments.

Net income attributable to Amneal Pharmaceuticals, Inc. was $7 million in the first quarter of 2021 compared to net income of $115 million in the first quarter of 2020. The decrease in net income was driven primarily by a discrete tax benefit of $110 million from the Coronavirus Aid, Relief and Economic Security Act in the first quarter of 2020.

Adjusted EBITDA(1) in the first quarter of 2021 was $126 million, a decrease of 6% compared to the prior year, reflective of investments to drive long term sustainable growth, partially offset by gross margin increases across all three of our business segments. Adjusted diluted EPS(1) in the first quarter of 2021 and 2020 were each $0.20 reflective mostly of adjusted EBITDA (1) and lower interest expense.

(1)    See “Non-GAAP Financial Measures” below.

Maintaining Full Year 2021 Financial Outlook
Amneal is maintaining its previously provided guidance.

Full Year 2021 Financial Guidance
Net revenue	$2.1 billion - $2.2 billion
Adjusted EBITDA (1)	$500 million - $540 million
Adjusted diluted EPS (2)	$0.70 - $0.85
Operating cash flow	$220 million - $250 million
Capital expenditures	$60 million - $70 million
Weighted average diluted shares outstanding (3)	Approximately 303 million
(1) Includes 100% of EBITDA from the AvKARE acquisition.
(2) Accounts for 35% non-controlling interest in AvKARE and reflects the current federal tax rate of 21%.
(3) Assumes the weighted average diluted shares outstanding of Class A and Class B common stock under the if-converted method.
Conference Call Information
Amneal will host a conference call and live webcast at 8:30 am Eastern Time on May 7, 2021 to discuss its results. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial (844) 746-0741 (in the U.S.) or (412) 317-5273 (international callers). A replay of the conference call will be posted shortly after the call and will be available for seven days. To access the replay, dial (877) 344-7529 (in the U.S.) or (412) 317-0088 (international callers). The access code for the replay is 10154969.
About Amneal
Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully-integrated pharmaceutical company focused on the development, manufacturing and distribution of generic and specialty drug products. The Company has operations in North America, Asia, and Europe, working together to bring high-quality medicines to patients primarily within the United States.
Amneal has an extensive portfolio of approximately 250 product families and is expanding its portfolio to include complex dosage forms, including biosimilars, in a broad range of therapeutic areas. The Company also markets a portfolio of branded pharmaceutical products through its Specialty segment focused principally on central nervous system and endocrine disorders.
The Company also owns 65% of AvKARE. AvKARE provides pharmaceuticals, medical and surgical products and services primarily to governmental agencies, primarily focused on serving the Department of Defense and the Department of Veterans Affairs. AvKARE is also a packager and wholesale distributor of pharmaceuticals and vitamins to its retail and institutional customers who are located throughout the United States focused primarily on offering 340b-qualified entities products to provide consistency in care and pricing. For more information, visit www.amneal.com.
Cautionary Statement on Forward-Looking Statements
Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including among other things: discussions of future operations; expected operating results and financial performance; impact of planned acquisitions and dispositions; the Company’s strategy for growth; product development; regulatory approvals; market position and expenditures. Words such as "plans," "expects," "will," "anticipates," "estimates" and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic; the impact of global economic conditions; our ability to successfully develop, license, acquire and commercialize new products on a timely basis; our ability to obtain exclusive marketing rights for our products; the competition we face in the pharmaceutical industry from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; risks related to federal regulation of arrangements between manufacturers of branded and generic products; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; the continuing trend of consolidation of certain customer groups; our reliance on certain licenses to proprietary technologies from time to time; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods; our dependence on third-party agreements for a portion of our product offerings; our ability to identify and make acquisitions of or investments in complementary businesses and products on advantageous terms; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the significant amount of resources we expend on research and development; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, "Risk Factors" in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.
Non-GAAP Financial Measures
This release includes certain non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted net income per diluted share, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted cost of goods sold, adjusted selling general and administrative expense, and adjusted research and development expense, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with U.S. General Accepted Accounting Principles ("GAAP"). The calculation of non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of Class B Common Stock to shares of Class A Common Stock.
Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share, gross profit, gross margin, operating income, cost of goods sold, selling general and administrative expense, and research and development expense or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Amneal’s full year 2021 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, the costs incurred and benefits realized of restructuring activities and the anticipated timing of future product launches and events. The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for 2021.
Contacts
Anthony DiMeo
Senior Director, Investor Relations
anthony.dimeo@amneal.com

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Net revenue	$493,105	$498,533
Cost of goods sold	301,543	313,578
Cost of goods sold impairment charges	—	1,456
Gross profit	191,562	183,499
Selling, general and administrative	90,726	77,976
Research and development	48,182	36,379
In-process research and development impairment charges	—	960
Intellectual property legal development expenses	3,582	1,270
Acquisition, transaction-related and integration expenses	2,802	2,575
Charges related to legal matters, net	—	4,500
Restructuring and other charges	363	2,048
Operating income	45,907	57,791
Other (expense) income:
Interest expense, net	(33,885)	(39,899)
Foreign exchange gain (loss), net	2,088	(5,181)
Other income, net	794	633
Total other expense, net	(31,003)	(44,447)
Income before income taxes	14,904	13,344
Provision for (benefit from) income taxes	359	(108,173)
Net income	14,545	121,517
Less: Net loss attributable to non-controlling interests	(7,839)	(6,450)
Net income attributable to Amneal Pharmaceuticals, Inc.	$6,706	$115,067
Net income per share attributable to Amneal Pharmaceuticals, Inc.'s Class A common stockholders:
Basic	$0.05	$0.78
Diluted	$0.04	$0.78
Weighted-average common shares outstanding:
Basic	148,013	147,180
Diluted	151,220	147,956

Amneal Pharmaceuticals, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$452,097	$341,378
Restricted cash	3,717	5,743
Trade accounts receivable, net	530,600	638,895
Inventories	497,008	490,649
Prepaid expenses and other current assets	75,137	73,467
Related party receivables	1,102	1,407
Total current assets	1,559,661	1,551,539
Property, plant and equipment, net	471,165	477,754
Goodwill	522,758	522,814
Intangible assets, net	1,262,954	1,304,626
Operating lease right-of-use assets	32,396	33,947
Operating lease right-of-use assets - related party	24,110	24,792
Financing lease right-of-use assets	67,465	9,541
Financing lease right-of-use assets - related party	—	58,676
Other assets	19,561	22,344
Total assets	$3,960,070	$4,006,033
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$574,322	$611,867
Current portion of long-term debt, net	29,817	44,228
Current portion of operating lease liabilities	6,637	6,474
Current portion of operating and financing lease liabilities - related party	2,883	3,978
Current portion of financing lease liabilities	3,020	1,794
Current portion of note payable - related party	—	1,000
Related party payable - short term	20,100	7,561
Total current liabilities	636,779	676,902
Long-term debt, net	2,728,212	2,735,264
Note payable - related party	36,828	36,440
Operating lease liabilities	28,435	30,182
Operating lease liabilities - related party	22,308	23,049
Financing lease liabilities	61,871	2,318
Financing lease liabilities - related party	—	60,193
Related party payable - long term	2,061	1,584
Other long-term liabilities	63,789	83,365
Total long-term liabilities	2,943,504	2,972,395
Redeemable non-controlling interests	13,079	11,804
Total stockholders' equity	366,708	344,932
Total liabilities and stockholders' equity	$3,960,070	$4,006,033

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net income	$14,545	$121,517
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	55,549	58,083
Unrealized foreign currency (gain) loss	(1,970)	5,514
Amortization of debt issuance costs and discount	2,183	2,004
Intangible asset impairment charges	—	2,416
Stock-based compensation	5,330	4,539
Inventory provision	16,021	15,200
Other operating charges and credits, net	1,431	1,266
Changes in assets and liabilities:
Trade accounts receivable, net	108,385	(60,893)
Inventories	(20,283)	(2,778)
Income taxes receivable associated with the CARES Act	—	(110,069)
Prepaid expenses, other current assets and other assets	602	(26,383)
Related party receivables	301	76
Accounts payable, accrued expenses and other liabilities	(37,226)	34,839
Related party payables	3,260	3,695
Net cash provided by operating activities	148,128	49,026
Cash flows from investing activities:
Purchases of property, plant and equipment	(11,776)	(7,367)
Deposit for future acquisition of property, plant and equipment	(917)	—
Acquisition of intangible assets	—	(1,050)
Acquisitions, net of cash acquired	—	(253,625)
Net cash used in investing activities	(12,693)	(262,042)
Cash flows from financing activities:
Proceeds from issuance of debt	—	180,000
Payments of principal on debt, financing leases and other	(23,630)	(7,158)
Net borrowings from revolving credit facility	—	300,000
Payments of deferred financing costs	—	(4,102)
Proceeds from exercise of stock options	676	5
Employee payroll tax withholding on restricted stock unit vesting	(2,102)	(503)
Payments of principal on financing lease - related party	(93)	(263)
Repayment of related party note	(1,000)	—
Net cash (used in) provided by financing activities	(26,149)	467,979
Effect of foreign exchange rate on cash	(593)	(860)
Net increase in cash, cash equivalents, and restricted cash	108,693	254,103
Cash, cash equivalents, and restricted cash - beginning of period	347,121	152,822
Cash, cash equivalents, and restricted cash - end of period	$455,814	$406,925
Cash and cash equivalents - end of period	$452,097	$405,238
Restricted cash - end of period	3,717	1,687
Cash, cash equivalents, and restricted cash - end of period	$455,814	$406,925

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited, In thousands)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,
	2021	2020
Net income	$14,545	$121,517
Adjusted to add (deduct):
Interest expense, net	33,885	39,899
Income tax expense (benefit)	359	(108,173)
Depreciation and amortization	55,549	58,083
EBITDA (Non-GAAP)	$104,338	$111,326
Adjusted to add (deduct):
Stock-based compensation expense	5,330	4,539
Acquisition and site closure expenses (1)	5,792	6,978
Restructuring and other charges (2)	363	2,048
Inventory related charges (3)	114	—
Charges related to legal matters (4)	—	2,500
Asset impairment charges (5)	323	2,475
Foreign exchange (gain) loss	(2,088)	5,181
Research and development milestone payments	10,886	2,000
Other	999	(2,669)
Adjusted EBITDA (Non-GAAP)	$126,057	$134,378

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Income to Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Three Months Ended March 31,
	2021	2020
Net income	$14,545	$121,517
Adjusted to add (deduct):
Non-cash interest	1,972	1,866
GAAP Income tax expense (benefit)	359	(108,173)
Amortization	39,514	40,314
Stock-based compensation expense	5,330	4,539
Acquisition and site closure expenses (1)	5,792	6,978
Restructuring and other charges (2)	363	2,048
Inventory related charges (3)	114	—
Charges related to legal matters (4)	—	2,500
Asset impairment charges (5)	323	2,475
Foreign exchange loss (6)	—	5,181
Research and development milestone payments	10,886	2,000
Other	999	(2,669)
Income tax at 21%	(17,339)	(17,005)
Net income attributable to non-controlling interests not associated with our Class B common stock	(1,796)	(1,239)
Adjusted net income (Non-GAAP)	$61,062	$60,332
Adjusted diluted EPS (Non-GAAP) (7)	$0.20	$0.20

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Explanations for Reconciliations of Net Income to EBITDA and Adjusted EBITDA and
Net Income to Adjusted Net Income and Calculation of Adjusted Diluted EPS

(1)
Acquisition and site closure expenses for the three months ended March 31, 2021 primarily included (i) transaction costs associated with the acquisition of Kashiv Specialty Pharmaceuticals, LLC, which closed on April 2, 2021; (ii) integration costs associated with the acquisition of AvKARE; and (iii) site closure expenses. Acquisition and site closure expenses for the three months ended March 31, 2020 included transaction costs associated with the acquisition of AvKARE.

(2)
For the three months March 31, 2021 and 2020, restructuring and other charges primarily consisted of cash severance charges associated with cost of benefits for former senior executives and management employees.

(3)	For the three months ended March 31, 2021, inventory related charges represented inventory obsolescence and related expenses associated with recalls.

(4)	For the three months ended March 31, 2020, charges related to legal matters were $2.5 million for a commercial legal claim in our Generics segment.

(5)
Asset impairment charges for the three months ended March 31, 2021 were associated with equipment. Asset impairment charges for the three months ended March 31, 2020 were primarily associated with the write-off of in process research and development and intangible asset impairment charges.

(6)	Effective January 1, 2021, the Company does not exclude foreign currency gains or losses from the calculations of adjusted net income and adjusted diluted EPS.

(7)
For the three months ended March 31, 2021 and 2020, the calculation of adjusted diluted EPS utilized weighted average diluted shares outstanding of 303,337 and 300,073, respectively, which consisted of Class A common stock and Class B common stock under the if-converted method.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended March 31, 2021			Three Months Ended March 31, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$312,508	$—	$312,508	$352,586	$—	$352,586
Cost of goods sold (2)	185,298	(12,019)	173,279	218,865	(14,658)	204,207
Cost of goods sold impairment charges (3)	—	—	—	1,456	(1,456)	—
Gross profit	127,210	12,019	139,229	132,265	16,114	148,379
Gross margin %	40.7%		44.6%	37.5%		42.1%

Selling, general and administrative (4)	18,762	(824)	17,938	16,623	(641)	15,982
Research and development (5)	36,117	(4,450)	31,667	29,034	(402)	28,632
In-process research and development impairment charges (6)	—	—	—	960	(960)	—
Intellectual property legal development expenses	3,582	—	3,582	1,265	—	1,265
Charges related to legal matters, net (7)	—	—	—	2,500	(2,500)	—
Restructuring and other charges	80	(80)	—	46	(46)	—
Operating income	$68,669	$17,373	$86,042	$81,837	$20,663	$102,500

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Adjustments for the three months ended March 31, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.6 million and $1.0 million), amortization expense ($8.0 million and $10.7 million), site closure expenses ($2.5 million and $3.0 million), inventory related charges ($0.1 million and none), asset impairment charges ($0.3 million and none), and other ($0.5 million and none). For the three months ended March 31, 2021 and 2020, site closure expenses were primarily associated with the planned closure of our Hauppauge, NY facility. For the three months ended March 31, 2021, asset impairment charges were associated with equipment.

(3)    Adjustments for the three months ended March 31, 2020 were associated with intangible asset impairments.

(4)    Adjustments for the three months ended March 31, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.3 million, and $0.4 million), site closure costs ($0.5 million and $1.6 million), asset impairment charges (immaterial and $0.1 million), and other (immaterial and $(1.5) million).

(5)    Adjustments for the three months ended March 31, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.8 million and $0.3 million), research and development milestones ($3.4 million and immaterial) and other ($0.2 million and $0.1 million).

(6)    Adjustments for the three months ended March 31, 2020 were associated with the write-off of an in-process research and development intangible asset.
(7)    Adjustments for the three months ended March 31, 2020 were associated with a commercial legal claim.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Three Months Ended March 31, 2021			Three Months Ended March 31, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$95,931	$—	$95,931	$87,977	$—	$87,977
Cost of goods sold (1)	48,198	(27,493)	20,705	47,818	(25,446)	22,372
Gross profit	47,733	27,493	75,226	40,159	25,446	65,605
Gross margin %	49.8%		78.4%	45.6%		74.6%

Selling, general and administrative (2)	19,881	(591)	19,290	20,942	(1,853)	19,089
Research and development (3)	12,065	(7,618)	4,447	7,345	(2,141)	5,204
Intellectual property legal development expenses	—	—	—	5	—	5
Charges related to legal matters, net	—	—	—	2,000	—	2,000
Operating income	$15,787	$35,702	$51,489	$9,867	$29,440	$39,307

(1)    Adjustments for the three months ended March 31, 2021 and 2020 were comprised of amortization expense.

(2)    Adjustments for the three months ended March 31, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.6 million and $0.5 million) and other (none and $1.4 million).

(3)    Adjustments for the three months ended March 31, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.2 million and $0.1 million) and research and development milestones ($7.4 million and $2.0 million).

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended March 31, 2021			Three Months Ended March 31, 2020 (2)
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$84,666	$—	$84,666	$57,970	$—	$57,970
Cost of goods sold	68,047	—	68,047	46,895	—	46,895
Gross profit	16,619	—	16,619	11,075	—	11,075
Gross margin %	19.6%		19.6%	19.1%		19.1%

Selling, general and administrative (3)	13,704	(6,184)	7,520	10,788	(6,480)	4,308
Acquisition, transaction-related and integration expenses (4)	931	(931)	—	—	—	—
Operating income	$1,984	$7,115	$9,099	$287	$6,480	$6,767

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Our AvKARE segment includes the results of operations of AvKARE from January 31, 2020, the date of the acquisition, to March 31, 2020.

(3)    Adjustments for the three months ended March 31, 2021 and 2020 were comprised of amortization expense.

(4)    Adjustments for the three months ended March 31, 2021 were comprised of finance integration expense.